T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2020

Effective on or about December 15, 2020, section 1 of the fund’s prospectus is updated to replace the first sentence of the second paragraph under the heading “Principal Investment Strategies” with the following:

For purposes of the fund’s 80% investment policy, the fund generally targets companies in the consumer staples and consumer discretionary sectors (excluding automobiles and components companies), as they are classified by one or more widely recognized third-party providers and/or as defined by the investment adviser.

Additionally, regarding the fund’s fundamental policy to not purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry, the fund will determine industry classifications by using one or more widely recognized third-party providers and/or as defined by the investment adviser effective on or about December 15, 2020. The fund’s Statement of Additional Information contains updated information reflecting the change.

The date of this supplement is October 1, 2020.

F31-041 10/1/20